Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables

2007-2-M Initial Cut

10/11/07*

	New	Used	Total
Aggregate Principal Balance (1)	$355,205,156.12	$670,445,614.94	$1,025,650,771.06
Number of Receivables in Pool	14,397	35,971	50,368
Percent of Pool by Principal Balance	34.63%	65.37%	100.00%
Average Principal Balance	$24,672.16	$18,638.50	$20,363.14
Range of Principal Balances	$(268.99 to $117,665.39)	$(258.49 to $149,093.19)
Weighted Average APR (1)	10.92%	11.93%	11.58%
Range of APRs	(3.99% to 21.00)%	(4.90% to 21.99)%
Weighted Average Remaining Term	72	69	70
Range of Remaining Terms	(3 to 96 months )	(3 to 96 months )
Weighted Average Original Term	77	73	74
Range of Original Terms (2)	(7 to 96 months )	(12 to 96 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
(2)	The original term may reflect a period longer than 96 months depending on the due date of the first contractual payment.

Distribution of the Receivables by Score as of the Cutoff Date

FICO Distribution		Term Distribution
Credit Bureau Score (1)	Percent of Aggregate Principal Balance (2)	Original Term (4)	Percent of Aggregate Principal Balance (2)
<600	12.66%	<=60	14.05%
600-639	19.39%	61-72	61.03%
640-679	21.20%	73-84	12.43%
680-719	18.01%	>=85	12.49%

720-759	13.48%
760-799	9.33%
800+	5.93%

Weighted Average Score		Weighted Average Term
679		74

LTV Range (3)		90% lies between 81% and 161%
Weighted Average LTV (5)		121%

(1)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	LTV is calculated as the total amount financed, including taxes and ancillary products, over the NADA value of the vehicle at the time of the contract.
(4)	Maximum Original Term not more than 96 monthly payments.
(5)	LTV is not available for some accounts and those accounts are not included in the Weighted Average LTV calculation.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2007-2-M Initial Cut

10/11/07*

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
3.000%-3.999%	7,281.02	0.00%	1	0.00%
4.000%-4.999%	73,396.95	0.01%	10	0.02%
5.000%-5.999%	2,336,856.71	0.23%	206	0.41%
6.000%-6.999%	36,655,302.72	3.57%	1,973	3.92%
7.000%-7.999%	73,758,469.72	7.19%	3,671	7.29%
8.000%-8.999%	131,305,243.65	12.80%	6,093	12.10%
9.000%-9.999%	165,464,459.93	16.13%	7,550	14.99%
10.000%-10.999%	124,108,550.60	12.10%	5,775	11.47%
11.000%-11.999%	97,304,341.14	9.49%	4,718	9.37%
12.000%-12.999%	89,174,641.07	8.69%	4,427	8.79%
13.000%-13.999%	72,926,598.45	7.11%	3,607	7.16%
14.000%-14.999%	72,601,697.43	7.08%	3,650	7.25%
15.000%-15.999%	62,633,734.80	6.11%	3,127	6.21%
16.000%-16.999%	46,472,316.15	4.53%	2,480	4.92%
17.000%-17.999%	22,635,507.16	2.21%	1,283	2.55%
18.000%-18.999%	15,218,600.07	1.48%	929	1.84%
19.000%-19.999%	7,899,665.82	0.77%	501	0.99%
20.000%-20.999%	2,057,788.34	0.20%	143	0.28%
21.000%-21.999%	3,016,319.33	0.29%	224	0.44%

TOTAL	1,025,650,771.06	100.00%	50,368	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2007-2-M Initial Cut

10/11/07*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	12,068,218.24	1.18%	525	1.04%
Arizona	61,313,843.47	5.98%	3,021	6.00%
California	281,626,467.20	27.46%	13,747	27.29%
Colorado	24,929,369.26	2.43%	1,331	2.64%
Connecticut	3,103,893.61	0.30%	177	0.35%
Delaware	1,614,976.47	0.16%	79	0.16%
Florida	106,304,805.66	10.36%	5,102	10.13%
Georgia	33,131,886.33	3.23%	1,626	3.23%
Hawaii	1,411,393.37	0.14%	65	0.13%
Idaho	3,576,110.23	0.35%	168	0.33%
Illinois	14,741,284.77	1.44%	699	1.39%
Indiana	28,180,835.64	2.75%	1,467	2.91%
Iowa	2,683,224.59	0.26%	128	0.25%
Kansas	2,608,330.58	0.25%	158	0.31%
Kentucky	21,200,600.53	2.07%	1,060	2.10%
Maine	1,588,881.89	0.15%	76	0.15%
Maryland	11,056,587.52	1.08%	545	1.08%
Massachusetts	6,150,959.15	0.60%	348	0.69%
Michigan	14,986,133.12	1.46%	829	1.65%
Minnesota	3,896,238.93	0.38%	212	0.42%
Mississippi	1,038,481.17	0.10%	45	0.09%
Missouri	9,809,680.30	0.96%	540	1.07%
Nevada	47,040,567.62	4.59%	2,162	4.29%
New Hampshire	2,895,893.92	0.28%	158	0.31%
New Jersey	21,108,810.96	2.06%	1,030	2.04%
New Mexico	9,301,048.76	0.91%	356	0.71%
New York	27,657,762.91	2.70%	1,214	2.41%
North Carolina	23,932,846.58	2.33%	1,228	2.44%
Ohio	42,430,764.58	4.14%	2,322	4.61%
Oklahoma	10,644,207.41	1.04%	545	1.08%
Oregon	2,574,211.57	0.25%	135	0.27%
Pennsylvania	27,088,666.17	2.64%	1,448	2.87%
Rhode Island	1,444,144.09	0.14%	85	0.17%
South Carolina	11,781,050.71	1.15%	636	1.26%
Tennessee	35,605,599.91	3.47%	1,634	3.24%
Texas	78,710,454.04	7.67%	3,600	7.15%
Utah	1,650,896.10	0.16%	67	0.13%
Virginia	9,117,825.94	0.89%	452	0.90%
Washington	13,655,676.90	1.33%	751	1.49%
West Virginia	8,686,648.11	0.85%	449	0.89%
Other (3)	3,301,492.75	0.32%	148	0.29%

TOTAL	$1,025,650,771.06	100.00%	50,368	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.